                                                                      EXHIBIT 24

July 24, 1998

Mr. Alan M. Wright and
Mr. Thomas A. McNish
Consumers Energy Company
212 West Michigan Avenue
Jackson, MI 49201


We hereby appoint each of you lawful attorney for each of us and in each of our names to sign and cause to be filed with the Securities and Exchange Commission registration statement(s) and/or any amendment(s) thereto, including post-effective amendment or amendments, to be accompanied in each case by a prospectus or supplemental prospectus and any necessary exhibits with respect to the issue and sale of up to $200 million of debt securities of the Company (plus an additional 20% for the purpose of covering underwriters' over-allotments, price adjustments, or sale of additional securities).

Very truly yours,




   /s/ William T. McCormick, Jr.                     /s/ Victor J. Fryling
-------------------------------------     --------------------------------------
     William T. McCormick, Jr.                         Victor J. Fryling



         /s/ John Deutch                                /s/ W. U. Parfet
-------------------------------------     --------------------------------------
           John M. Deutch                               William U. Parfet



      /s/ James J. Duderstadt                         /s/ Percy A. Pierre
-------------------------------------     --------------------------------------
        James J. Duderstadt                             Percy A. Pierre



         /s/ K. R. Flaherty                               /s/ K. L. Way
-------------------------------------     --------------------------------------
        Kathleen R. Flaherty                               Kenneth L. Way



         /s/ Earl D. Holton                              /s/ K. Whipple
-------------------------------------     --------------------------------------
           Earl D. Holton                              Kenneth Whipple



                              /s/ John B. Yasinsky
                       ----------------------------------
                                John B. Yasinsky

October 23, 1998

Mr. Alan M. Wright and
Mr. Thomas A. McNish
Consumers Energy Company
212 West Michigan Avenue
Jackson, MI 49201


We hereby appoint each of you lawful attorney for each of us and in each of our names to sign and cause to be filed with the Securities and Exchange Commission registration statement(s) and/or any amendment(s) thereto, including post-effective amendment or amendments, to be accompanied in each case by a prospectus or supplemental prospectus and any necessary exhibits with respect to the issue and sale of up to $175 million of debt securities of the Company (plus an additional 20% for the purpose of covering underwriters' over-allotments, price adjustments, or sale of additional securities).

Very truly yours,




   /s/ William T. McCormick, Jr.                  /s/ Victor J. Fryling
--------------------------------------    --------------------------------------
     William T. McCormick, Jr.                        Victor J. Fryling



         /s/ John M. Deutch                           /s/ W. U. Parfet
--------------------------------------    --------------------------------------
           John M. Deutch                             William U. Parfet



      /s/ James J. Duderstadt                     /s/ Percy A. Pierre
--------------------------------------    --------------------------------------
        James J. Duderstadt                           Percy A. Pierre



         /s/ K. R. Flaherty                           /s/ K. L. Way
--------------------------------------    --------------------------------------
        Kathleen R. Flaherty                          Kenneth L. Way



         /s/ Earl D. Holton                           /s/ Whipple
--------------------------------------    --------------------------------------
           Earl D. Holton                             Kenneth Whipple




                              /s/ John B. Yasinsky
                         ---------------------------------
                                John B. Yasinsky

FEBRUARY 26, 1999

MR. ALAN M. WRIGHT AND
MR. THOMAS A. MCNISH
CONSUMERS ENERGY COMPANY
212 WEST MICHIGAN AVENUE
JACKSON, MI 49201

WE HEREBY APPOINT EACH OF YOU LAWFUL ATTORNEY FOR EACH OF US AND IN EACH OF OUR NAMES TO SIGN AND CAUSE TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION REGISTRATION STATEMENT(S) AND/OR ANY AMENDMENT(S) THERETO, INCLUDING POST-EFFECTIVE AMENDMENT OR AMENDMENTS, TO BE ACCOMPANIED IN EACH CASE BY A PROSPECTUS OR SUPPLEMENTAL PROSPECTUS AND ANY NECESSARY EXHIBITS WITH RESPECT TO THE ISSUE AND SALE OF UP TO $300 MILLION NET AGGREGATE PRINCIPAL AMOUNT OF DEBT SECURITIES OF THE COMPANY (PLUS AN ADDITIONAL 20% FOR THE PURPOSE OF COVERING UNDERWRITERS' OVER-ALLOTMENTS, PRICE ADJUSTMENTS, OR SALE OF ADDITIONAL SECURITIES) INCLUDING BUT NOT LIMITED TO (I) UNSECURED SENIOR OR SUBORDINATED DEBT SECURITIES, (II) TRUST SECURITIES OF ONE OR MORE TRUSTS, (III) DEBT SECURITIES ISSUED SOLELY IN CONNECTION WITH THE SALE OF THE TRUST SECURITIES, AND (IV) THE COMPANY'S GUARANTEE OF TRUST SECURITIES OF ONE OR MORE TRUSTS.

VERY TRULY YOURS,



  /S/ WILLIAM T. MCCORMICK, JR.                       /S/ EARL D. HOLTON
-------------------------------------      -------------------------------------
     WILLIAM T. MCCORMICK, JR.                        EARL D. HOLTON



         /S/ JOHN DEUTCH                              /S/ W. U. PARFET
-------------------------------------      -------------------------------------
          JOHN M. DEUTCH                              WILLIAM U. PARFET



      /S/ JAMES J. DUDERSTADT                         /S/ PERCY A. PIERRE
-------------------------------------      -------------------------------------
     JAMES J. DUDERSTADT                              PERCY A. PIERRE



         /S/ K. R. FLAHERTY                           /S/ K. L. WAY
-------------------------------------      -------------------------------------
       KATHLEEN R. FLAHERTY                           KENNETH L. WAY



         /S/ V. J. FRYLING                            /S/ WHIPPLE
-------------------------------------      -------------------------------------
        VICTOR J. FRYLING                             KENNETH WHIPPLE




                               /S/ JOHN B. YASINSKY
                           -----------------------------
                                JOHN B. YASINSKY

Extract from minutes of a meeting of the Board of Directors of Consumers Energy Company (the "Company") held on July 24, 1998.

                               - - - - - - - - - -

Proposed Issue and Sale of Debt Securities

              To have funds available to refund or refinance long-term debt (including the tender or purchase of the Company's first mortgage bonds) and/or for general corporate purposes, management recommended that the Company offer, from time to time, in one or more series, at private placement or public sale, up to $200 million net aggregate principal amount of senior notes (plus an additional 20% for the purpose of covering underwriters' over-allotments, price adjustments, or sale of additional securities). Each series of notes could initially be secured by the issuance of first mortgage bonds under the Company's Trust Indenture dated as of September 1, 1945, as amended and supplemented, with The Chase Manhattan Bank as trustee. The first mortgage bonds could be issued to The Chase Manhattan Bank as the trustee of the Indenture dated as of February 1, 1998, as supplemented, as security for the payment of principal and interest on the senior notes. Any of the foregoing securities issued in a private placement may be offered with registration rights. Management further recommended the appointment of a Special Committee of the Board of Directors to take any and all action to facilitate the proposed offering(s) and to assure that the securities are sold for the best price and on the best terms obtainable in the judgment of a Special Committee of the Board of Directors appointed for such purposes. The matter was fully discussed.

              Upon motion duly made and seconded, the following resolutions were thereupon unanimously adopted:

                      RESOLVED: That the Board of Directors authorizes the issue and sale, from time to time, in one or more series, at private placement or public sale, of up to $200 million net aggregate principal amount of senior debt (plus an additional 20% for the purpose of covering underwriters' over-allotments, price adjustments, or sale of additional securities) in the form of notes or bonds (the "Notes") under the Company's Indenture dated as of February 1, 1998, as supplemented, with The Chase Manhattan Bank as trustee (the "Indenture") and may be secured by the issuance of one or more series of first mortgage bonds (the "First Mortgage Bonds") under the Company's Trust Indenture dated as of September 1, 1945, as amended and supplemented, with The Chase Manhattan Bank as trustee (the "Mortgage Indenture"), as discussed at the meeting, each series to be sold for the best price and on the best terms obtainable in the judgment of a Special Committee of the Board of Directors appointed for such purposes; and

                      RESOLVED FURTHER: That Victor J. Fryling, with William T. McCormick, Jr. as alternate, is appointed to a Special Committee of the Board of Directors, which shall have the full authority to act on behalf of the Board for the purposes stated in the foregoing resolution with respect to (a) determining the offering price, any underwriting or placement discounts and the proceeds to the

         Company of the proposed issue and sale of the Notes, (b) approving the form of any supplemental indentures or Company orders pursuant to the Indenture and the form of the Notes and requesting the trustee for the Indenture to execute any such supplemental indentures or orders and authenticate such Notes, (c) approving the form of any supplemental indenture to the Mortgage Indenture and the form of the First Mortgage Bonds and requesting the trustee for the Mortgage Indenture to execute any such supplemental indentures and authenticate such First Mortgage Bonds, and (d) authorizing the officers to take such further action as they may deem advisable to carry out the issue and sale of such Notes and the issue of First Mortgage Bonds as security therefor; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and empowered in their discretion, on its behalf, to prepare, execute and file, or cause to be prepared and filed, one or more Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended (a "Registration Statement"), together with all documents required as exhibits to such Registration Statement with respect to the issue and sale of the Notes, in such form as may be approved by the officers executing the same, and to do all other things necessary to make such Registration Statement effective, including the execution and filing of any necessary or appropriate amendments, including post-effective amendments; and

                      RESOLVED FURTHER: That any Notes issued in a private placement may be offered with registration rights permitting the Company to (i) file a Registration Statement for the resale of such Notes, or (ii) exchange, in a registered exchange offer pursuant to a Registration Statement, such Notes for substantially similar notes; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and directed to determine the jurisdictions in which appropriate action shall be taken to qualify or register for sale all or such part of the Notes of the Company as they may deem advisable; to perform on behalf of the Company any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such jurisdictions, and in connection therewith, to execute and file all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and the execution by such officers or any of them of any such paper or document or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Company; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and empowered, in their discretion, to cause the Company to make application(s) to the New York Stock Exchange, or such other exchange as the officers may decide, for the listing on such Exchange, upon notice of issuance of the Notes, and to represent the Company in connection with any application(s) for listing and to appear on behalf of the Company before such official or body of said Exchange as may be appropriate, with authority to make such changes, upon the advice of counsel, in said application(s) or in any agreements or other papers relating thereto as may be necessary or appropriate to conform with the requirements for listing; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and empowered to execute one or more underwriting or purchase agreements, registration rights agreement, securities purchase or sale option agreement, calculation agency agreement, or any other type of agreement between the Company and the underwriter, placement agent or representatives or affiliates of the underwriters or agents or any other purchaser appointed or named in such agreement or agreements, as they may deem appropriate for the proposed sale of the Notes; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and empowered to do and to perform, or cause to be done and performed, all such acts, deeds, and things and to make, execute, and deliver, or cause to be made, executed, and delivered, all such agreements, undertakings, documents, instruments, or certificates in the name and on the behalf of the Company or otherwise as each such officer may deem necessary or appropriate to effectuate or carry out fully the purpose and intent of the foregoing resolutions, including the performance of the obligations of the Company under purchase agreements, underwriting agreements and sales agreements, indentures, registration rights agreements, securities purchase or sale option agreements, calculation agency agreements or other similar agreements, certificates or declarations, the Notes, any Registration Statement or any other agreements related to the issue and sale of the Notes and the issue of the First Mortgage Bonds as security therefor; and

                      RESOLVED FURTHER: That each Note issued by the Company may be secured by the First Mortgage Bonds in principal amounts equal to the Notes; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, in their discretion, on its behalf, are authorized to take such action as may be necessary or desirable, including but not limited to, the execution and delivery on behalf of the Company of one or more supplemental indentures to the Mortgage Indenture and the execution, delivery and authentication required with respect to the proposed issuance of the First Mortgage Bonds, with such interest rates, maturities and other terms as the officers may consider advisable to facilitate the delivery thereof as security for the Company's obligation to make payments required under the transactions contemplated by the above resolutions, which First Mortgage Bonds will be payable only upon the events expressly designated in the Mortgage Indenture; and

                      RESOLVED FURTHER: That the February 27, 1998 Board of Directors authorization of the issuance and sale or guarantee of up to $950 million of long-term securities solely for the purpose of refunding or refinancing existing long-term securities be amended so that up to $240 million of that amount may be used for general corporate purposes, and that an additional $200 million of First Mortgage Bonds may be issued solely for the purpose of providing security for the $200 million of long-term securities to be issued and sold for general corporate purposes that were the subject of the February 27, 1998 Board of Directors authorization; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and empowered to sign, seal and deliver such papers and documents, and to do or cause to be done all acts and things which any of them may consider necessary or advisable to carry out the intent and purposes of all of the foregoing resolutions.

                               - - - - - - - - - -

I, Joyce H. Norkey, Assistant Secretary of Consumers Energy Company, CERTIFY that the foregoing is a true and correct copy of resolutions duly and regularly adopted at a meeting of the Board of Directors of Consumers Energy Company duly held on July 24, 1998 at which a quorum was in attendance and voting throughout, and that said resolutions have not since been rescinded but are still in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the
Company this         day of October 1999.


                                                          (S E A L)


                                        /s/ Joyce H. Norkey
                                 --------------------------------
                                         Joyce H. Norkey
                                       Assistant Secretary

Extract from minutes of a meeting of the Board of Directors of Consumers Energy Company (the "Company") held on October 23, 1998.

                               - - - - - - - - - -

Proposed Issue and Sale of Debt Securities

              At a meeting of the Board of Directors held on July 24, 1998, resolutions were adopted authorizing the issue and sale of $200 million net aggregate principal amount of senior notes (plus an additional 20% for the purpose of covering underwriters' over-allotments, price adjustments, or sale of additional securities). To have funds available to refund or refinance long-term debt (including the tender or purchase of the Company's first mortgage bonds) and/or for general corporate purposes, management recommended that the Company offer, from time to time, in one or more series, at private placement or public sale, up to an additional $175 million net aggregate principal amount of senior notes (plus an additional 20% for the purpose of covering underwriters' over-allotments, price adjustments, or sale of additional securities) (the "Notes"), totaling $375 million available for issuance and sale. It is anticipated that $150 million of Notes will be offered for sale today resulting in a remaining amount of $225 million available for issuance and sale. Each series of Notes could initially be secured by the issuance of first mortgage bonds under the Company's Trust Indenture dated as of September 1, 1945, as amended and supplemented, with The Chase Manhattan Bank as trustee. The first mortgage bonds could be issued to The Chase Manhattan Bank as the trustee of the Indenture dated as of February 1, 1998, as supplemented, as security for the payment of principal and interest on the Notes. Each series of Notes could be issued with an insurance policy to provide credit enhancement to sell the Notes. Any of the foregoing securities issued in a private placement may be offered with registration rights. Management further recommended the appointment of a Special Committee of the Board of Directors to take any and all action to facilitate the proposed offering(s) and to assure that the securities are sold for the best price and on the best terms obtainable in the judgment of a Special Committee of the Board of Directors appointed for such purposes. The matter was fully discussed.

              Upon motion duly made and seconded, the following resolutions were thereupon unanimously adopted:

                      RESOLVED: That the Board of Directors authorizes the issue and sale, from time to time, in one or more series, at private placement or public sale, of up to an additional $175 million net aggregate principal amount of senior debt (plus an additional 20% for the purpose of covering underwriters' over-allotments, price adjustments, or sale of additional securities) in the form of notes or bonds (the "Notes") under the Company's Indenture dated as of February 1, 1998, as supplemented, with The Chase Manhattan Bank as trustee (the "Indenture") and the Notes may be secured by the issuance of one or more series of first mortgage bonds (the "First Mortgage Bonds") under the Company's Trust Indenture dated as of September 1, 1945, as amended and supplemented, with The Chase Manhattan Bank as trustee (the "Mortgage Indenture"), and the Notes may be sold with an insurance policy or policies as discussed at the meeting, each series to be sold for the best price and on the best terms obtainable in the judgment of a Special Committee of the Board of Directors appointed for such purposes; and

                      RESOLVED FURTHER: That Victor J. Fryling, with William T. McCormick, Jr. as alternate, is appointed to a Special Committee of the Board of Directors, which shall have the full authority to act on behalf of the Board for the purposes stated in the foregoing resolution with respect to (a) determining the offering price, any underwriting or placement discounts and the proceeds to the Company of the proposed issue and sale of the Notes, (b) approving the form of any supplemental indentures or Company orders pursuant to the Indenture and the form of the Notes, and (c) approving the form of any supplemental indenture to the Mortgage Indenture and the form of the First Mortgage Bonds, and
         (d) authorizing the officers to take such further action as they may deem advisable to carry out the issue and sale of such Notes and the issue of First Mortgage Bonds as security therefor, including but not limited to requesting the trustee for the Indenture to execute any such supplemental indentures or orders and authenticate such Notes and requesting the trustee for the Mortgage Indenture to execute any such supplemental indentures and authenticate such First Mortgage Bonds; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and empowered in their discretion, on its behalf, to prepare, execute and file, or cause to be prepared and filed, one or more Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended (a "Registration Statement"), together with all documents required as exhibits to such Registration Statement with respect to the issue and sale of the Notes, in such form as may be approved by the officers executing the same, and to do all other things necessary to make such Registration Statement effective, including the execution and filing of any necessary or appropriate amendments, including post-effective amendments; and

                      RESOLVED FURTHER: That any Notes issued in a private placement may be offered with registration rights permitting the Company to (i) file a Registration Statement for the resale of such Notes, or (ii) exchange, in a registered exchange offer pursuant to a Registration Statement, such Notes for substantially similar notes; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and directed to determine the jurisdictions in which appropriate action shall be taken to qualify or register for sale all or such part of the Notes of the Company as they may deem advisable; to perform on behalf of the Company any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such jurisdictions, and in connection therewith, to execute and file all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and the execution by such officers or any of them of any such paper or document or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Company; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and empowered, in their discretion, to cause the Company to make application(s) to the New York Stock Exchange, or such other exchange as the officers may decide, for the listing on such Exchange, upon notice of issuance of the Notes, and to represent the Company in connection with any application(s) for listing and to appear on behalf of the Company before such official or body of said Exchange as may be appropriate, with authority to make such changes, upon the advice of counsel, in said application(s) or in any agreements or other papers relating thereto as may be necessary or appropriate to conform with the requirements for listing; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and empowered to execute one or more underwriting or purchase agreements, registration rights agreement, securities purchase or sale option agreement, calculation agency agreement, or any other type of agreement between the Company and the underwriter, placement agent or representatives or affiliates of the underwriters or agents or any other purchaser appointed or named in such agreement or agreements, as they may deem appropriate for the proposed sale of the Notes; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and empowered to do and to perform, or cause to be done and performed, all such acts, deeds, and things and to make, execute, and deliver, or cause to be made, executed, and delivered, all such agreements, undertakings, documents, instruments, or certificates in the name and on the behalf of the Company or otherwise as each such officer may deem necessary or appropriate to effectuate or carry out fully the purpose and intent of the foregoing resolutions, including the performance of the obligations of the Company under purchase agreements, underwriting agreements and sales agreements, indentures, registration rights agreements, securities purchase or sale option agreements, calculation agency agreements or other similar agreements, certificates or declarations, the Notes, any Registration Statement or any other agreements related to the issue and sale of the Notes and the issue of the First Mortgage Bonds as security therefor; and

                      RESOLVED FURTHER: That each Note issued by the Company may be secured by the First Mortgage Bonds in principal amounts equal to the Notes; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, in their discretion, on its behalf, are authorized to take such action as may be necessary or desirable, including but not limited to, the execution and delivery on behalf of the Company of one or more supplemental indentures to the Mortgage Indenture and the execution, delivery and authentication required with respect to the proposed issuance of the First Mortgage Bonds, with such interest rates, maturities and other terms as the officers may consider advisable to facilitate the delivery thereof as security for the Company's obligation to make payments required under the transactions contemplated by the above resolutions, which First Mortgage Bonds will be payable only upon the events expressly designated in the Mortgage Indenture; and

                      RESOLVED FURTHER: That a resolution adopted at a meeting of the Board of Directors held on July 24, 1998 amending the February 27, 1998 Board authorization for the issuance and sale or guarantee of up to $950 million long-term securities solely for the purpose of refunding or refinancing existing long-term securities, is hereby rescinded; and

                      RESOLVED FURTHER: That a resolution adopted at a meeting of the Board of Directors held on February 27, 1998 authorizing the issuance and sale or guarantee of up to $950 million of long-term securities solely for the purpose of refunding or refinancing existing long-term securities and the authorization of up to $950 million of first mortgage bonds under the Company's Trust Indenture dated as of September 1, 1945, as amended and supplemented, with The Chase Manhattan Bank as Trustee, solely for the purpose of providing security for such new long-term securities, is amended so that such long-term securities and first mortgage bonds issued as security therefor may be issued for general corporate purposes or for the purpose of refunding or refinancing existing long-term securities; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and empowered to sign, seal and deliver such papers and documents, and to do or cause to be done all acts and things which any of them may consider necessary or advisable to carry out the intent and purposes of all of the foregoing resolutions.

                               - - - - - - - - - -

I, Joyce H. Norkey, Assistant Secretary of Consumers Energy Company, CERTIFY that the foregoing is a true and correct copy of resolutions duly and regularly adopted at a meeting of the Board of Directors of Consumers Energy Company duly held on October 23, 1998 at which a quorum was in attendance and voting throughout, and that said resolutions have not since been rescinded but are still in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the
Company this         day of October 1999.



                                                           (S E A L)


                                                /s/ Joyce H. Norkey
                                          -------------------------------
                                                  Joyce H. Norkey
                                                Assistant Secretary

Extract from Minutes of a Meeting of the Board of Directors of Consumers Energy Company (the "Company"), held February 26, 1999.

                               - - - - - - - - - -

Proposed Issue and Sale of Securities

               At meetings of the Board of Directors held on July 24, 1998 and October 23, 1998, respectively, resolutions were adopted authorizing the Company to issue and sell, from time to time, at private placement or public sale, upon competitive bidding or a negotiated basis, or otherwise, debt securities in the form of notes or bonds, aggregating $375 million, upon such terms as the Board of Directors of the Company shall deem appropriate. The amount of such securities remaining for issue and sale pursuant to the resolutions adopted by the Board on July 24, 1998 and October 23, 1998, respectively, is $225 million. In addition to the $225 million of such securities remaining to be issued and sold, management of the Company recommended that the Company offer, from time to time, at private placement or public sale, up to $300 million net aggregate principal amount of securities of the Company (plus an additional 20% for the purpose of covering underwriters' over-allotments, price adjustments, or sale of additional securities), including but not limited to (i) unsecured senior or subordinated debt securities, (ii) trust securities ("Trust Securities") of one or more trusts (the "Trust"), (iii) debt securities issued solely in connection with the sale of the Trust Securities, and (iv) the Company's guarantee of Trust Securities of the Trust. One or more Trusts may be formed by the Company. The Trust may offer Trust Securities representing interests in the Trust or Trust assets. Any of the foregoing securities issued in a private placement may be offered with registration rights. Management further recommended the appointment of a Special Committee of the Board of Directors to take any and all action to facilitate the proposed offering(s) and to assure that the securities are sold for the best price and on the best terms obtainable in the judgment of a Special Committee of the Board of Directors appointed for such purposes. The matter was discussed fully.

               Upon motion duly made and seconded, the following resolutions were thereupon unanimously adopted:

                      RESOLVED: That the Board of Directors authorizes the issue and sale, from time to time, at private placement or public sale, of up to $300 million net aggregate principal amount of securities of the Company (plus an additional 20% for the purpose of covering underwriters' over-allotments, price adjustments, or sale of additional securities), including but not limited to (i) unsecured senior or subordinated debt securities, (ii) Trust Securities ("Trust Securities") of one or more Trusts (the "Trust"), (iii) debt securities issued solely in connection with the sale of the Trust Securities and (iv) the Company's guarantee of Trust Securities of the Trust (collectively, the "Securities") as discussed at the meeting, each to be sold for the best price and on the best terms obtainable in the judgment of a Special Committee of the Board of Directors appointed for such purposes; and

                      RESOLVED FURTHER: That Victor J. Fryling, with William T. McCormick, Jr., as alternate, is appointed to a Special Committee of this Board of Directors, which shall have the full authority to act on behalf of the Board for the purposes stated in the foregoing resolution with respect to (a) determining the offering price, any underwriting discounts and the proceeds to the Company of the proposed issue and sale of the Securities and (b) authorizing the officers to take such further actions as they may deem advisable to carry out the issue and sale of such Securities; and

                      RESOLVED FURTHER: That Messrs. Alan M. Wright, Thomas A. McNish and Martin R. Walicki (or successors, appointed in writing, by the Chairman of the Board, Vice Chairman of the Board or the President of the Company, and filed in the Corporate Secretary's office) are appointed to serve, at the Company's request, and are authorized and empowered, for and on behalf of the Company, to act as the Company's trustees in accordance with the trust agreement, and any amendments thereto, of the Trust; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and empowered, for and on behalf of the Company, to establish one or more Trusts, for the purpose of issuing and selling Trust Securities; and

                      RESOLVED FURTHER: That the above-designated Company trustees, and each of them, are authorized and empowered, to execute and deliver all documents, papers, applications, agreements and instruments, including but not limited to, a declaration of trust and/or trust agreement, and any amendments thereto, and to do all acts and things they deem necessary or appropriate and as counsel may advise to carry out the intent and purpose of the foregoing resolutions; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and empowered to prepare, execute, and file, or cause to be prepared and filed, one or more Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (each a "Registration Statement") together with all documents required as exhibits to such Registration Statement, with respect to the issue and sale of the Securities, such registration to be in such form as may be approved by the officers executing the same, and to do all other things necessary to make such registration effective, including the execution and filing of any necessary or appropriate amendments, including post-effective amendments; and

                      RESOLVED FURTHER: That any Securities issued in a private placement may be offered with registration rights permitting the Company to (i) file a Registration Statement for the resale of such Securities, or (ii) exchange, in a registered exchange offer pursuant to a Registration Statement, such Securities for substantially similar securities; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and empowered to appoint an institutional trustee, and any agent or trustees necessary or appropriate in connection with the issuance and sale of the Securities; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and directed to determine the jurisdictions in which appropriate action shall be taken to qualify or register for sale all or such part of the Securities of the Company as they may deem advisable; to perform on behalf of the Company any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such jurisdictions, and in connection therewith, to execute and file all requisite papers and documents, including but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and the execution by such officers or any of them of any such paper or document or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Company; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and empowered to cause the Company to make application to the New York Stock Exchange, or on such other exchange as the officers may decide, for the listing on such Exchange, upon notice of issuance of the Securities, and to represent the Company in connection with any application or applications for listing and to appear on behalf of the Company before such official or body of said Exchange as may be appropriate, with authority to make such changes, upon the advice of counsel, in said application(s) or in any agreements or other papers relating thereto as may be necessary or appropriate to conform with the requirements for listing; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and empowered to execute and deliver on behalf of the Company (i) an indenture or indentures, including one or more supplements to any indenture, in the form approved or authorized by the Special Committee under the corporate seal to be thereto affixed and attested, with the trustee or trustees appointed, such indenture or indentures, supplement or supplements and (ii) Company guarantee or guarantees relating to the Trust Securities, each to be in such form and content and bear such date as may be approved by the officer of the Company executing the same, such approval to be conclusively evidenced by the execution of said indenture or indentures, or supplement or supplements, guarantee or guarantees; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and empowered to execute one or more underwriting agreements, purchase agreements, or any other type of agreements between the Company and the underwriter or representatives of the underwriters (or any agents) or an other purchaser appointed or named in such agreement or agreements, as they may deem appropriate for the proposed sale of the Securities; and

                      RESOLVED FURTHER: That the officers of the Company, and each of them, are authorized and empowered to do and to perform, or cause to be done and performed, all such acts, deeds, and things and to make, execute, and deliver, or cause to be made, executed, and delivered, all such agreements, undertakings, documents, instruments, or certificates in the name and on the behalf of the Company or otherwise as each such officer may deem necessary or appropriate to effectuate or carry out fully the purpose and intent of the foregoing resolutions, including the performance of the obligations of the Company under purchase agreements, underwriting agreements and sales agreements, indentures, registration rights agreements, or other similar agreements, certificates or declarations, the Securities, any Registration Statement or any other agreements related to the issuance and sale of the Securities.

                               - - - - - - - - - -

I, Joyce H. Norkey, Assistant Secretary of Consumers Energy Company, CERTIFY that the foregoing is a true and correct copy of resolutions duly and regularly adopted at a meeting of the Board of Directors of Consumers Energy Company duly held on February 26, 1999 at which a quorum was in attendance and voting throughout, and that said resolutions have not since been rescinded but are still in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 1st day of October 1999.





    (S E A L)                                /s/ Joyce H. Norkey
                                   ---------------------------------------------
                                               Joyce H. Norkey
                                             Assistant Secretary